UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

May 19, 2020

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GPS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 19, 2020, The Gap, Inc. (the "Company") held its annual meeting of shareholders (the "Annual Meeting"). As of March 23, 2020, the Company’s record date for the Annual Meeting, there were a total of 372,639,457 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 346,354,687 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.

The shareholders of the Company voted on the following items at the Annual Meeting:

1.	Election of the directors nominated by the Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Amy Bohutinsky	326,000,192	1,233,834	142,601	18,978,060
John J. Fisher	321,251,085	6,015,367	110,175	18,978,060
Robert J. Fisher	316,487,476	10,778,266	110,885	18,978,060
William S. Fisher	321,279,626	5,974,507	122,494	18,978,060
Tracy Gardner	322,192,644	5,046,610	137,373	18,978,060
Isabella D. Goren	325,901,912	1,331,271	143,444	18,978,060
Bob L. Martin	320,818,131	6,352,713	205,783	18,978,060
Amy Miles	326,861,611	370,933	144,083	18,978,060
Jorge P. Montoya	321,175,827	6,054,307	146,493	18,978,060
Chris O’Neill	325,375,027	1,854,085	147,515	18,978,060
Mayo A. Shattuck III	313,869,391	13,357,472	149,764	18,978,060
Elizabeth A. Smith	326,849,358	379,971	147,298	18,978,060
Sonia Syngal	323,350,480	3,889,197	136,950	18,978,060

Based on the votes set forth above, the director nominees were duly elected.

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021.

For	Against	Abstain
333,872,033	12,381,462	101,192

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021 was duly ratified.

3.	Approval, on an advisory basis, of the overall compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
317,222,519	9,922,108	232,000	18,978,060

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: May 21, 2020	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President and
Chief Legal Officer